Exhibit 99.1

PRESS RELEASE

Release Date: January 4, 2005

United National Group, Ltd. and Penn-America Group, Inc. Announce
Expiration of Hart-Scott-Rodino Waiting Period

George Town, Cayman Islands and Hatboro, PA, January 4, 2005 – United National Group, Ltd. (Nasdaq: UNGL) and Penn-America Group, Inc. (NYSE: PNG) today jointly announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the proposed merger of Penn-America and a subsidiary of U.N. Holdings II, Inc. expired at 11:59 p.m. on January 3, 2005, without further extension.

The merger remains subject to various closing conditions, including the approvals of the United National and Penn-America shareholders and receipt of approval of the Pennsylvania Department of Insurance. While United National and Penn-America expect to close the transaction in the first quarter of 2005, United National and Penn-America cannot definitively determine if and when they will receive the approval of the Pennsylvania Department of Insurance and, thus, if and when the closing of the merger will occur.

About United National Group, Ltd.:

United National is a holding company formed under the laws of the Cayman Islands that, through its wholly-owned operating subsidiaries, is a specialty property and casualty insurer with a 45-year operating history in the specialty insurance markets. Its U.S. insurance subsidiaries are either licensed or authorized to write surplus lines or specialty admitted business in all states. United National’s underwriting network includes 85 professional general agents and its focus centers on self-generated proprietary products, niche programs and brokered lines. Its non-U.S. operations consist of recently formed Barbados-based and Bermuda-based insurance companies.

About Penn-America Group, Inc.:

Penn-America, located in Hatboro, Pennsylvania, is a specialty property and casualty insurance holding company that markets and underwrites general liability, commercial property and multi-peril insurance for small businesses that are located in small towns and suburban and rural areas nationwide. Penn-America distributes its products through a network of about 65 wholesale general agents who serve the needs of more than 30,000 retail insurance brokers – some 60% of the 42,000 in the United States.

Safe Harbor Statement:

This release contains forward-looking information about United National, Penn-America and the combined operations of United National and Penn-America after the completion of the proposed transactions among United National, Penn-America and Penn Independent Corporation that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward- looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies.

The respective businesses and operations of United National and Penn-America, as well as the combined business and operations of United National, Penn-America and Penn Independent Corporation, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: (1) the transaction is subject to a number of conditions, including approval of the companies’ shareholders and regulatory approvals, which conditions and approvals might not ever be satisfied or obtained; (2) ineffectiveness of their combined business strategies due to changes in current or future market conditions; (3) the effects of competitors’ pricing policies, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products; (4) greater frequency or severity of claims and loss activity than their underwriting, reserving or investment practices have anticipated; (5) decreased level of demand for their insurance products or increased competition due to an increase in capacity of property and casualty insurers; (6) risks inherent in establishing loss and loss adjustment expense reserves; (7) uncertainties relating to the financial ratings of their insurance subsidiaries; (8) uncertainties arising from the cyclical nature of their business; (9) changes in their relationships with, and the capacity of, their general agents; (10) the risk that their reinsurers may not be able to fulfill obligations; and (11) uncertainties relating to governmental and regulatory policies. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in United National’s and Penn-America’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2003, as well as in the materials filed and to be filed with the U.S. Securities and Exchange Commission (SEC). See “Additional Information” below. United National and Penn-America do not make any commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Additional Information:

United National has filed a registration statement on Form S-4 in connection with the transaction, and United National and Penn-America have mailed a joint proxy statement/prospectus to their respective shareholders in connection with the transaction. Investors and security holders of United National and Penn-America are urged to read the joint proxy statement/prospectus because it contains important information about United National, Penn-America and the transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus at the SEC’s web site at www.sec.gov. A free copy of the joint proxy statement/prospectus may also be obtained from United National or Penn-America.

United National and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of United National and Penn-America in favor of the transaction. Information regarding the interests of United National’s officers and directors in the transaction is included in the joint proxy statement/prospectus. Penn-America and its executive officers and directors may also be deemed to be participants in the solicitation of proxies from the shareholders of United National and Penn-America in favor of the transaction. Information regarding the interests of Penn-America’s officers and directors in the transaction is included in the joint proxy statement/prospectus.

In addition to the registration statement on Form S-4 filed by United National in connection with the transaction, and the joint proxy statement/prospectus mailed to the shareholders of United National and Penn-America in connection with the transaction, each of United National and Penn-America file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and obtain a copy of any of these reports, statements and other information at the SEC’s public reference rooms located at 450 5th Street, N.W., Washington, D.C., 20549, or any of the SEC’s other public reference rooms located in New York and Chicago. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by United National and Penn-America with the SEC are also available for free at the SEC’s web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from United National or Penn-America.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact:

Richard S. March General Counsel United National Group, Ltd. Phone: 610-660-6816	Joseph Morris Senior Vice President, CFO & Treasurer Penn-America Group, Inc. Phone: 215-443-3612